UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 9, 2013

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a special meeting of unitholders of Crosstex Energy, L.P. (the “Partnership”) held on May 9, 2013, the Partnership’s unitholders approved the amended and restated Crosstex Energy GP, LLC Long-Term Incentive Plan (the “Plan”). The Board of Directors of Crosstex Energy GP, LLC, the Partnership’s general partner (the “General Partner”), approved the Plan on February 28, 2013, subject to unitholder approval. Employees, consultants, independent contractors and outside directors of the General Partner and its affiliates who perform services for the Partnership are eligible to participate in the Plan. The Plan is administered by the Compensation Committee of the General Partner and permits the grant of awards in the form of unit options and restricted incentive unit awards (referred to as “restricted units” prior to the amendment and restatement described herein).

Amendments to the Plan include an increase in the number of common units representing limited partner interests in the Partnership (“common units”) authorized for issuance under the Plan by 3,470,000 common units to an aggregate of 9,070,000 common units, which will increase the number of common units that remain available for awards under the Plan to 3,808,189 common units. In addition, the Plan includes technical amendments to certain other provisions of the Plan (i) to describe awards of restricted units as restricted incentive units, (ii) to revise the change in control definition to (among other things) eliminate and clarify certain change in control events, (iii) to make minor changes to better conform certain provisions to applicable law and (iv) to include minor updates to clarify the meaning of, and consistently describe, certain terms thereunder.

The description of the Plan above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. A copy of the form of Restricted Incentive Unit Agreement to be used in connection with restricted incentive unit awards under the Plan is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 9, 2013, the Partnership held a special meeting of its unitholders. At such special meeting, the Partnership’s unitholders approved the Plan.  The final voting results of such special meeting are set forth below.

Proposal One:

The amended and restated Crosstex Energy GP, LLC Long-Term Incentive Plan (including an increase in the number of common units available for issuance thereunder) was approved:

For	Against	Abstain	Broker Non-Votes
60,467,510	867,171	96,665	0

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Crosstex Energy GP, LLC Long-Term Incentive Plan, as amended and restated on May 9, 2013.
10.2	—	Form of Restricted Incentive Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

By: Crosstex Energy GP, LLC, its General Partner

Date: May 13, 2013	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Crosstex Energy GP, LLC Long-Term Incentive Plan, as amended and restated on May 9, 2013.
10.2	—	Form of Restricted Incentive Unit Agreement.